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                                         SECURITIES AND EXCHANGE COMMISSION

                                               WASHINGTON, D.C. 20549

                                             --------------------------



                                                        FORM 8-K



                                                      CURRENT REPORT
                                         PURSUANT TO SECTION 13 OR 15(D) OF THE
                                             SECURITIES EXCHANGE ACT OF 1934


                                             DATE OF REPORT: OCTOBER 28, 2002



                                                   CENTURY BANCORP, INC.
                                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             MASSACHUSETTS                              ______
     (STATE OR OTHER JURISDICTION OF              (COMMISSION FILE NO.)                      04-2498617
             INCORPORATION)                             0-15752                 (IRS EMPLOYER IDENTIFICATION NO.)

           400 MYSTIC AVENUE                                                                   02155
               MEDFORD, MA                                                                   (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                                      (781) 391-4000
                                              (REGISTRANT'S TELEPHONE NUMBER,
                                                     INCLUDING AREA CODE)


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Item 5.  Other Events.

     On October 28, 2002, Century Bank and Trust Company (the "Bank"), the principal subsidiary of Century Bancorp, Inc. (the "Company"), executed a Purchase and Assumption Agreement with Capital Crossing Bank pursuant to which the Bank will acquire Capital Crossing's branch office at 1220 Boylston Street, Chestnut Hill, Massachusetts, and substantially all of its retail deposits in its main office at 101 Summer Street, Boston, Massachusetts. The purchase is conditioned on the Bank's receipt of the regulatory approvals noted below.

     In the transaction, the Bank will assume approximately $233 million in deposits and will purchase approximately $4 million of related loans. In addition, the Bank will purchase real property related to the Chestnut Hill branch and substantially all of the personalty in this branch.

     The transaction remains subject to receipt of regulatory approvals from the Federal Deposit Insurance Corporation and the Massachusetts Commissioner of Banks. Subject to these approvals and notices, the purchase is expected to be completed during the first quarter of 2003. A copy of the Company's press release is included herewith as Exhibit 1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro forma Financial Information and Exhibits.

     (A)(B) Financial Statements including pro forma financial information will be provided within sixty days of the consummation of the proposed transaction. At the current time it is impracticable to provide this information.

     (C)    Exhibits

     1. Century Bancorp, Inc. press release dated October 28, 2002, related to the acquisition by Century Bank and Trust Company of certain branch assets of Capital Crossing Bank.

                                  SIGNATURES

     Pursuant to the requirement of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTURY BANCORP, INC.


                                       /s/ Paul V. Cusick, Jr.

                                       Paul V. Cusick, Jr.
                                       Chief Financial Officer

Dated:   October 30, 2002

                                                                      Exhibit 1


FOR IMMEDIATE RELEASE


       CENTURY BANK TO ACQUIRE BRANCH ASSETS FROM CAPITAL CROSSING BANK


     MEDFORD, MA, OCTOBER 28, 2002 - Century Bank and Trust Company ("Century"), a wholly-owned subsidiary of Century Bancorp, Inc. (NASDAQ:
CNBKA), and Capital Crossing Bank (NASDAQ: CAPX) ("Capital Crossing") today announced the signing of a definitive agreement under which Century will acquire Capital Crossing's branch office at 1220 Boylston Street, Chestnut Hill, Massachusetts, and substantially all of its retail deposits in its main office at 101 Summer Street, Boston, Massachusetts. The agreement includes the acquisition of approximately $233.0 million in deposits and $4.0 million of related loans.

     Marshall M. Sloane, Chairman and Chief Executive Officer of Century said:
"Century is excited about the opportunity to offer its products and services to this new group of customers. The acquisition of the deposits from Capital Crossing including all transaction accounts, most of its retail certificates of deposit and several loan relationships will enhance Century's market penetration within communities we already serve."

     "Capital Crossing specializes in purchasing loan portfolios that are primarily funded through wholesale deposits and this transaction will enable us to focus our energies on our core business of purchasing and managing assets," noted Nicholas W. Lazares, Capital Crossing's Chairman and Co-Chief Executive Officer. Richard Wayne, Capital Crossing's President and Co-Chief Executive Officer, added, "We believe selling these retail accounts will enable us to make our deposit operations more efficient and cost-effective and we will continue to service our remaining customers from our Boston branch."

     In connection with the transaction, RBC Capital Markets acted as financial advisor to Century and Friedman, Billings, Ramsey & Co., Inc. acted as financial advisor to Capital Crossing.

     The transaction is subject to customary conditions, including regulatory approval, and is expected to close in the first quarter of 2003.

     Statements in this news release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are only estimates of future events or financial performance that involve risks and uncertainties and actual events or results may differ materially. The timing and consummation of the transaction depend on the ability of the parties to obtain regulatory approvals, which is affected in part by the asset quality and capital position

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of the parties. Forward looking statements are also affected by other factors described in Capital Crossing's and Century's periodic filings with the Federal Deposit Insurance Corporation (FDIC) and the Securities and Exchange Commission, specifically the cautionary statement identifying certain factors that could effect future results included in such. Neither Capital Crossing nor Century undertakes any obligation to publicly update any forward-looking statement.

     Century Bank and Trust Company, a wholly-owned subsidiary of Century Bancorp, Inc. is a state chartered full service FDIC-insured commercial bank headquartered in Somerville, Massachusetts. Century, with $1.4 billion in assets at September 30, 2002, offers a full range of Business, Personal, Cash Management, Municipal and Investment products through its nineteen branches in the greater Boston area and through its web site at www.century-bank.com.

     Capital Crossing Bank is a Massachusetts-chartered, FDIC-insured trust company with $851.7 million in assets as of September 30, 2002. Capital Crossing operates as a commercial bank, providing financial products and services to customers through its executive and main offices in Boston, a branch in Chestnut Hill, Massachusetts, its website at www.capitalcrossing.com, and through its leasing subsidiary Dolphin Capital Corp. located in Moberly, Missouri. Capital Crossing specializes in purchasing loans, primarily secured by commercial and multi-family residential real estate, at a discount to their outstanding principal balances.

     CENTURY BANK CONTACT:             CAPITAL CROSSING BANK CONTACT:

     Paul V. Cusick, Jr.               Nicholas W. Lazares
     Century Bank and Trust Company    Chairman and Co-Chief Executive Officer
     Phone:  781-393-4601              Capital Crossing Bank
     Fax:  781-393-4071                Phone:  617-880-1000

                                       Richard Wayne
                                       President and Co-Chief Executive Officer
                                       Capital Crossing Bank
                                       Phone:  617-880-1000